Supplement dated October 23, 2017 to your variable annuity Prospectus dated May 1, 2017 for the variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

Pacific Select Fund Portfolio Manager/Subadviser Change

Effective November 1, 2017, the Manager/Subadviser for the Inflation Strategy Portfolio will change from Western Asset Management Company to Barings LLC.

For more information on the subadviser change, see the Pacific Select Fund Prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.html.

Form No. VASUP1017